SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant                                     [X]
Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

--------------------------------------------------------------------------------
                         JORDAN AMERICAN HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

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[X]  No fee required.
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     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                         JORDAN AMERICAN HOLDINGS, INC.
                         333 WEST VINE STREET, SUITE 206
                            LEXINGTON, KENTUCKY 40507
                                 (859) 254-2240
                -------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 22, 2001

                -------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jordan American Holdings, Inc., a Florida corporation (the "Company"), will be held on Tuesday, May 22, 2001, at 10:00 A.M., Eastern Daylight Time, in the Company's offices at 333 West Vine Street, Suite 206, Lexington, Kentucky 40507, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

1. To elect a total of two persons to the Board of Directors, one for a one-year term and one for a three-year term;

2. To amend the Company's Articles of Incorporation to change the name of the Company to "IMPACT Holdings, Inc.;"

3. To ratify the selection of Spicer, Jeffries & Co. as the Company's independent auditor; and

4.   To transact such other business as may properly come before the meeting.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 2, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY, INCLUDING ITS FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        W. Nea1 Jordan, Chairman of the Board
Lexington, Kentucky
May 1, 2001

                         JORDAN AMERICAN HOLDINGS, INC.
                         333 WEST VINE STREET, SUITE 206
                            LEXINGTON, KENTUCKY 40507
                                 (859) 254-2240
                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

The enclosed proxy is solicited by the Board of Directors of Jordan American Holdings, Inc., a Florida corporation (the "Company" or "JAHI"), for use at the Annual Meeting of Shareholders to be held on May 22, 2001, at 10:00 A.M., Eastern Daylight Time, in the Company's offices at 333 West Vine Street, Suite 206, Lexington, Kentucky 40507 (the "Meeting"). The approximate date on which this statement and the enclosed proxy will first be sent to Shareholders is May 1, 2001. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If no space is marked, then the proxy will be voted by the persons therein named at the meeting: 1) for the election of two Directors to serve varying terms as specified elsewhere herein; 2) in favor of the proposal to amend the Company's Articles of Incorporation; 3) for the ratification of the selection of the Company's independent auditors; and 4) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope. The cost of proxy solicitation by the Board of Directors will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

At the record date for the meeting, the close of business on April 2, 2001, the Company had 10,421,266 shares outstanding of $.001 par value common stock (the "Common Stock") and 3,500,000 shares of 2000 variable rate convertible cumulative preferred stock (the "Preferred Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of Shareholders. The Preferred Stock is non-voting. Only holders of the Common Stock of record at the close of business on April 2, 2001, are entitled to notice of and to vote at the Meeting. If there are not sufficient votes for approval of any of the matters to be voted upon at the Meeting, then the Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Meeting consists of a majority of the outstanding shares of Common Stock. The election of Directors will be by a plurality of votes cast, either in person or by proxy, at the Meeting. The approval of the proposals covered by this Proxy Statement, other than the election of Directors, will require an affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Meeting.

A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                                   MANAGEMENT
                                   ----------

DIRECTORS AND EXECUTIVE OFFICERS

The Company currently has five Directors serving on its Board. The Directors and Executive Officers of the Company are as follows:

NAME                        AGE          POSITIONS

W. Neal Jordan              61           Chairman of the Board; Chief Executive
                                         Officer; Chief Investment Officer

Charles R. Clark (1)        41           Director; Chief Market Analyst

A.J. Elko (2)               37           Director; Chief Operating Officer;
                                         Chief Financial Officer

Terri W. Abady (1) (2)      53           Director

Herald Stout (1) (2)        39           Director

-----------------------------------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

W. Neal Jordan has served as the Chairman of the Board of the Company since August 1, 1995; as a Director of the Company since April 1993; as Chief Executive Officer of the Company since July 1999, and from August 1995 until October 1997; and as Chief Investment Officer of the Company since October 1997. He has served as President of Equity Assets Management, Inc., a Delaware corporation, a registered investment adviser and wholly-owned subsidiary of the Company, since its formation in November 2000. He served as the President, Chief Executive Officer and Portfolio Manager of Equity Assets Management, Inc., a Florida corporation ("Old EAM"), a registered investment adviser that became a wholly-owned subsidiary of the Company in 1991, from Old EAM's inception in 1972 until its merger into the Company in 1995. Prior to founding Old EAM, Mr. Jordan worked as an account executive for two New York Stock Exchange member firms, and has worked in the investment industry since 1966. Mr. Jordan is also the President of IMPACT Financial Network, Inc. ("IFNI," formerly Management Securities, Inc.), a registered broker-dealer, which was founded by Mr. Jordan in 1986, is a member of the National Association of Securities Dealers, Inc. (the "NASD"), and has been a wholly-owned subsidiary of the Company since 1991. He is a commodities trading advisor registered with the National Futures Association and a general securities principal and an options principal registered with the NASD.

Charles R. Clark has served as a Director of the Company since August 1995 and as the Chief Market Analyst of the Company since July 1999. He served as Chief Executive Officer of the Company from October 1997 through July 1999. Mr. Clark has also served as Senior Assistant Portfolio Manager of the Company and Vice President of IFNI since August 1995. From August

1995 until his appointment as Chief Executive Officer, Mr. Clark served as Chief Operating Officer, prior to which time he served as Vice-President of the Company and, beginning in 1991, Technical Research Analyst. Mr. Clark received a B.S. in Management and Administrative Science from the University of Northern Colorado in 1984 and an M.A. in Biblical Studies from the Dallas Theological Seminary in 1991.

A.J. Elko has served as a Director of the Company since November 23, 1999, as Chief Operating Officer and Chief Financial Officer of the Company since August 1999 and Secretary of the Company since February 1999. Mr. Elko also served as Vice President of Finance and Operations of the Company from January 1999 through August 1999. Mr. Elko is currently President of the Board of Impact Management Investment Trust, an open-end investment company. Mr. Elko also is a registered Financial Officer and Vice President of Impact Financial Network, Inc. and a Vice President of Impact Administrative Services, Inc. since January 1999. Prior to 1999, Mr. Elko provided consulting services to the Company in his capacity as President of Albert John & Company, Inc., a registered transfer agent with the SEC and a company which specializes in providing administrative services to small mutual funds. In 1995, Mr. Elko founded A.J. Elko & Associates LLC (the "LLC"), a provider of professional tax planning and preparation services for individuals, businesses, estates, and trusts, and served as its President prior to selling the LLC to the Company in November 2000. See "MANAGEMENT - Certain Relationships and Related Transactions." In 1996, Mr. Elko also founded Tummino Construction, Inc., a general contractor in the Pittsburgh, Pennsylvania area, and is currently its President. Mr. Elko received his Bachelor of Science Degree in Business Administration with an emphasis in Accounting from Duquesne University in 1985.

Terri W. Abady has served as a Director of the Company since October 1997. Ms. Abady founded Digital Post & Graphics, Inc., which specializes in video graphics, editing, and special effects for advertising and corporate communications. She served as President of the graphic design/film production company from its formation in 1987 until its sale in April 1997. Ms. Abady was actively involved in all aspects of commercial television sales and network and independent broadcasting management. From 1976 until founding her own company in 1987, she served in a series of television sales and management positions, culminating in Station Manager of KTZZ TV in Seattle, Washington. Ms. Abady is currently self-employed as a computer training consultant.

Herald Stout has served as a Director of the Company since December 31, 1999. Mr. Stout was an Investment Advisor Representative with the Company and a Registered Representative of IFNI from June 4, 1997 to December 31, 1999. During that time, he traded options and securities perceived to have a strategic advantage based on volatility. Mr. Stout is a principal of Vantage Capital Corporation, for which he has managed real estate investments since 1990. From 1983 to 1990, Mr. Stout was a trader on the floor of the Chicago Board Options Exchange. Mr. Stout received his Bachelor of Science Degree in Finance from the College of Business at Virginia Tech in 1983.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

All current Directors attended all of the meetings of the Board during the fiscal year ended December 31, 2000. During 2000, there were a total of five regular and no special Board meetings held, and one action taken by written consent without a meeting. All current Directors attended all but one committee meetings of the Board of which they respectively were members during the fiscal year ended December 31, 2000. The Board has two committees, which are the Audit and Compensation Committees. During fiscal 2000, the Compensation Committee met on two occasions and the Audit Committee met on one occasion. Terri Abady was unable to attend one Compensation Committee meeting because she was out of town. The Board does not have a standing nominating committee or any other committee performing a similar function.

The Compensation Committee makes recommendations to the Board as to executive salaries, reviews salaries and benefits of executives, and recommends bonuses and stock option awards for directors, officers and other employees of the Company. Herald Stout, as Chairperson, Teri W. Abady and A.J. Elko have comprised the Board's Compensation Committee since May 30, 2000.

The Audit Committee recommends to the Board of Directors the engagement of independent auditors for the ensuing year; reviews the scope of the annual audit; reviews with auditors the results of the audit engagement, including review of the financial statements and the management letter; and reviews the scope of and compliance with the Company's internal controls. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. In addition, the Audit Committee has discussed with, and has received from, the Company's independent auditors all matters and written disclosures contemplated by the rule on Audit Committee Reports implemented by the Securities and Exchange Commission. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2000 for filing with the United States Securities and Exchange Commission. At the present time, the Company is not required to adopt, and the Board has not adopted, a written charter for the Audit Committee. Teri W. Abady, as Chairperson, Charles R. Clark and Herald Stout have comprised the Board's Audit Committee since May 30, 2000. Ms. Abady is an "independent" member of the Audit Committee, as independence is defined under Rule 4200(a)(14) of NASD's Listing Standards. The Company also considers Mr. Stout to be an "independent" member of the Audit Committee within the foregoing definition because (1) Mr. Stout was an independent contractor of the Company and of IFNI when he was an Investment Advisor Representative with the Company and a Registered Representative of IFNI from June 4, 1997 to December 31, 1999 and (2) Mr. Stout received nominal compensation from the Company and IFNI as a result of those independent contract relationships.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The Securities and Exchange Commission has implemented a rule that requires companies to disclose in their proxy statements information with respect to reports that are required to be filed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, by directors, officers and 10% Shareholders of each company, if any of those reports are not filed timely. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2000 and Forms 5, if any with respect to that year, the Company has determined that, A.J. Elko, a Director and Executive Officer of the Company, did not file one Form 4 on a timely basis and that all other required filings were made in a timely manner.

EXECUTIVE OFFICER COMPENSATION

The following tables provide information with respect to the compensation paid or accrued by the Company and its subsidiaries to the Company's Chief Executive Officer in all capacities and all other executive officers of the Company who received combined salary and bonus compensation in 2000 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  Long Term
                                                          Annual Compensation                    Compensation
                                          -----------------------------------------------------   ----------
                                                                                                  Securities
                                                                                    Other         Underlying
                                                                                   Annual          Options/
                                                      Salary          Bonus     Compensation(1)      SARs
Name and Principal Position               Year          ($)            ($)           ($)              (#)
--------------------------------------    ----        -------        -------      ----------        -------
W. Neal Jordan,                           2000        182,500        108,953           0             12,500
Chairman of the Board, Chief              1999        150,000         52,823       4,375 (2)        725,232
Executive Officer since July 1999         1998        143,438           0              0             12,500
and Chief Investment Officer

A.J. Elko,                                2000        112,500         4,000            0             12,500
Director, Chief Operating Officer,        1999         85,000           0              0            100,000
Chief Financial Officer and Secretary     1998           0              0              0                0

(1) The table does not include amounts for personal benefits extended to Executive Officers by the Company, such as, but not limited to, health or life insurance. The Company believes that the incremental cost of those annual benefits during 1998-2000 did not exceed the lesser of $50,000 or 10% of their total annual salary and bonus.

(2)  Payment of previously deferred compensation.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS
                                -----------------
                     Number of
                    Securities        % of Total
                    Underlying       Options/SARs     Exercise or
                   Options/SARs       Granted to       Base Price     Expiration
Name                  Granted         Employees        ($/Share)         Date
--------------------------------------------------------------------------------

W. Neal Jordan        12,500            21.3%             $.352         3/1/10

A.J. Elko             12,500            21.3%              $.32         3/1/10

DIRECTOR COMPENSATION

Through 2000, the Company paid each non-employee Director of the Company $500 per calendar quarter for service as a director, and $500 annually for each committee upon which the non-employee Director served. Beginning in 2001, the Company pays each non-employee Director of the Company $1,000 per quarter for regular Board meetings, $250 for each special Board meeting attended and $250 for each committee meeting attended. In addition, pursuant to the Company's 1991 Stock Option Plan, as amended (the "Plan"), mandatory grants of options to purchase the following number of shares of the Company's Common Stock are to be awarded to Directors on an annual basis: 12,500 shares for serving as a Director; 1,250 shares for serving on one or more committees, and 1,250 for serving as Chairman of one or more committees. Under the Plan, all options granted to Directors (i) have a maximum term of ten years from date of grant,
(ii) have a minimum exercise price of 100% of the fair market value of the Company's common stock on the date of grant and (iii) vest immediately upon the date of grant.

EMPLOYMENT AGREEMENTS

In August 1991, the Company entered into an employment agreement with W. Neal Jordan, pursuant to which Mr. Jordan serves as the head of the Company's investment advisory business on a full-time basis. The employment agreement, which expires on August 14, 2001, provides for an annual base salary of $150,000, and increases at the discretion of the Board of Directors. The Board of Directors of the Company approved an increase to $175,000 effective January 1, 2000, citing the additional responsibilities taken on by Mr. Jordan as the Company's Chief Executive Officer, and approved an additional increase to $250,000 effective October 1, 2000, citing the salary comparability study for the positions held by Mr. Jordan as the Company's Chief Executive Officer and Chief Investment Officer. Mr. Jordan is entitled to receive a bonus equal to 3% of the consolidated pre-tax earnings of the Company's investment advisory business for each fiscal year during the term of the agreement, provided that such consolidated pre-tax earnings equal or exceed $6 million for each fiscal year after December 31, 1993.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of April 2, 2001, approximately 10.9% of the Company's issued and outstanding shares of Common Stock were held in the Company's client accounts. In April 1997, the Company discontinued all directed purchasing activities for clients related to JAHI stock and warrants. Since then, the Company has handled transactions in JAHI securities for clients only as instructed in writing by the clients. See "VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." Another potential conflict of interest that exists as a result of Mr. Jordan's interest in the Company and control over the Company's client accounts is that Mr. Jordan may be faced with the issue of whether to advise the Company's clients to sell stock of the Company, the sale of which may have an adverse effect on Mr. Jordan's security holdings in the Company. Mr. Jordan is limited only by his fiduciary obligation to the Company's clients.

In November 2000, the Company, through a wholly-owned subsidiary, IMPACT Tax and Business Services, Inc., purchased substantially all of the assets of A.J. Elko & Associates, LLC

(the "LLC"), a provider of tax planning and preparation services for individuals, businesses, estates and trusts. A.J. Elko, a Director of the Company and the Chief Operating Officer and Chief Financial Officer of the Company, owned all of the outstanding interests in the LLC. The Board, with Mr. Elko abstaining, approved the transaction. The Company (i) paid Mr. Elko $75,000 in cash, (ii) granted Mr. Elko ten year options to purchase 100,500 shares of the Company's common stock at an exercise price of $0.20 per share and (iii) will pay Mr. Elko an additional $10,000 in cash pursuant to an earn-out provision.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2001, certain information regarding the Company's Common Stock owned of record or beneficially by (i) each person who owns beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's Directors and Executive Officers; and (iii) all Directors and Executive Officers as a group.

NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
--------------------------------------------------------------------------------
W. Neal Jordan                               4,741,983 (2)           40.6%
223B Main Street
Boxford, Massachusetts  01921

Kirkland S. & Rena B. Lamb                     750,000 (3)            7.2%
  Foundation
5612 Meletio
Dallas, Texas  75230

Charles R. Clark                               212,350 (4)            2.0%
333 W. Vine St., Ste. 206
Lexington, KY 40507

A. J. Elko                                     195,750 (5)            1.8%
333 W. Vine St., Ste. 206
Lexington, KY 40507

Terri W. Abady                                  58,750 (6)              *
165 Crestwood East
Prescott, AZ 86303

Herald F. Stout                                 90,750 (7)              *
11 Logan Avenue
Steamboat Springs, Colorado  80487

All Directors and Executive Officers         5,299,583               45.9%
as a group (5 persons)

-----------------------------------

* Less than 1%.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Includes 334,095 shares issuable upon exercise of the IPO Underwriter's warrants and stock purchase warrants included therein owned by Mr. Jordan; 42,500 shares issuable upon exercise of public warrants owned by Mr. Jordan; and 877,732 shares issuable upon exercise of options granted to Mr. Jordan. Excludes 1,133,828 shares and 307,238 shares underlying warrants that are held in the Company's client accounts (see "Certain Transactions" above regarding the Company's securities held in client accounts).

(3) Does not include 1,000,000 shares issuable upon conversion of 3,500,000 shares of Preferred Stock. The Preferred Stock is non-voting.

(4) Includes 13,100 shares owned by his relatives, as to which shares Mr. Clark disclaims any beneficial interest, and 190,250 shares issuable upon exercise of options granted to Mr. Clark. Excludes 60,000 shares issuable upon the exercise of options granted to Mr. Clark that are not exercisable within 60 days after the record date. Also excludes 550,600 shares of which Mr. Clark is the trustee for certain trusts established for Mr. Jordan's children and 5,000 shares issuable upon exercise of stock purchase warrants owned by Mr. Clark's relatives, as to all of which shares Mr. Clark disclaims any beneficial interest.

(5) Includes 165,750 shares issuable upon exercise of options granted to Mr. Elko. Excludes 91,000 shares issuable upon the exercise of options granted to Mr. Elko that are not exercisable within 60 days after the record date.

(6)  Represents shares issuable upon exercise of options granted to Ms. Abady.

(7) Includes 16,250 shares issuable upon exercise of options granted to Mr. Stout, 10,000 shares owned by an entity in which Mr. Stout has a 12.555% ownership interest, 1,000 shares owned by his wife's individual retirement account ("IRA"), 4,000 shares owned by his father's IRA and 4,500 shares owned by his mother's IRA. Mr. Stout disclaims any beneficial interest in the shares owned by the three IRAs.

                          PROPOSALS TO THE SHAREHOLDERS

The Board of Directors unanimously approved the following proposals as of February 20, 2001, for presentation to the Company's Shareholders:

1.   ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide that the Board be divided into three classes, with all Directors in each class serving staggered three-year terms or until their respective successors are qualified and elected. There are presently five Directors divided into three classes. W. Neal Jordan is a Class I Director, re-elected in 1999 to serve until the 2002 Annual Meeting of Shareholders. A.J. Elko and Herald F. Stout are Class II Directors, elected in 2000 to serve until the 2003 Annual Meeting of Shareholders.

Charles R. Clark and Terri W. Abady are both Class III Directors and serve until the 2001 Annual Meeting of Shareholders. As a result, Mr. Clark is up for re-election this year to serve as a Class III Director until the 2004 Annual Meeting of Shareholders. For biographical information regarding Mr. Clark, please see "MANAGEMENT - Directors and Executive Officers." Ms. Abady will not be seeking re-election as a Director.

The Board has nominated Gerald L. ("Jerry") Bowyer to serve as a Class I Director, to serve until the 2002 Annual Meeting of Shareholders. Mr. Bowyer, age 38, is host of The Jerry Bowyer Program, a daily Pittsburgh radio program launched in 1999 focusing on business, leadership, politics and current events. Mr. Bowyer also hosts Pennsylvania Newsmakers and Focus on the Issues, weekly syndicated public affairs television programs discussing politics and policy issues in Pennsylvania. In addition to hosting his radio and television programs, Mr. Bowyer has served, since 1995, as President of the Allegheny Institute, a non-partisan research and educational institute and the first think tank in the United States dedicated exclusively to the study of local public policy issues.

Consequently, Mr. Bowyer is a Board nominee for Class I Director and is proposed to be elected for a term of one year, and Mr. Clark is a Board nominee for Class III Director and is proposed to be re-elected for a term of three years.

It is intended that the votes will be cast pursuant to the accompanying proxy for the two nominees named above, unless otherwise directed. The Board has no reason to believe that either nominee will become unavailable to serve if elected. However, if any nominee should be unavailable, then proxies solicited by the Board will be voted for the election of a substitute nominee designated by the Board.

W. Neal Jordan, by reason of his ownership of record of approximately 33.5% of the outstanding shares of the Company's Common Stock, may be in a position to elect all of the Directors of the Company and thereby control the Company.

Proxies cannot be voted for a greater number of persons than the two nominees named above. The Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the

Meeting. Votes cast as abstentions will not be counted as votes for or against the election of the Director and therefore will have no effect on the number of votes necessary to elect the Directors. So-called "broker non-votes" (brokers failing to vote by proxy shares of the Company's Common Stock held in nominee name for customers) will not be counted at the Meeting and also will have no effect on the number of votes necessary to elect a Director.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD.

2.   AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

The Company proposes to change its name to "IMPACT Holdings, Inc." The Company, which is a holding company for various wholly-owned subsidiaries, already utilizes the IMPACT name in conducting much of its business. For example, the Company operates a registered broker-dealer named IMPACT Financial Network, Inc.; a diversified, open-end management investment company named IMPACT Management Investment Trust; a mutual fund named IMPACT Total Return Portfolio; a mutual fund-servicing company named IMPACT Administrative Services, Inc.; and a tax planning and preparation service named IMPACT Tax & Business Services, Inc.

The Board believes that the Company can develop more extensive brand-name recognition in the marketplace through the consistent use of the IMPACT name. Because the Company is a holding company for various subsidiaries operating under the IMPACT name, the Board believes that adopting the corporate name "IMPACT Holdings, Inc." is a logical strategy that will serve the best interests of the Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

3.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

It is intended that the votes will be cast pursuant to the accompanying proxy for the ratification of Spicer, Jeffries & Co. ("Spicer"), as the Company's
independent auditor, unless otherwise directed. Spicer's service as the Company's independent auditor began with the audited financial statements for 1998.

The following table sets forth the aggregate fees billed by Spicer to the Company for 2000:

          Annual Audit Fees                                   $ 39,564.00
          Financial Information Systems Design
              an Implementation Fees                                    0
          All Other Fees (1)                                  $  4,396.00
                                                              -----------

          Total                                               $ 43,960.00
                                                              ===========

---------------------
(1)  Represents primarily tax services for the year 2000.

Based on the foregoing, the Company's Audit Committee believes that the provision of services to the Company by Spicer is compatible with maintaining Spicer's independence.

No member of Spicer or any associate thereof has any financial interest in the Company or its subsidiaries. By mutual agreement, a member of that firm will not attend the Meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

Shareholder approval of the Company's auditor is not required under Florida law. The Board is submitting its selection of Spicer to its Shareholders for ratification in order to determine whether the Shareholders generally approve of the Company's auditor. If the selection of Spicer is not approved by the Shareholders, the Board will reconsider its selection.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

4.   OTHER MATTERS

The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, then proxies will be voted at the discretion of the proxy-holders.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at, and included in the Company's proxy statement and proxy relating to, the 2002 Annual Meeting of Shareholders of the Company must be received by the Company no later than Monday, December 24, 2001, at its principal executive offices, located at 333 West Vine Street, Suite 206, Lexington, Kentucky 40507. Shareholder proposals intended to be presented at, but not included in the Company's proxy statement and proxy for, that meeting must be received by the Company no later than Friday, March 8, 2002, at the foregoing address; otherwise, such proposals will be subject to the grant of discretionary authority contained in the Company's form of proxy to vote on them.

                             ADDITIONAL INFORMATION

A copy of the Company's 2000 Annual Report to Shareholders, which includes the Form 10-KSB for the year ended December 31, 2000, is being provided to Shareholders with this Proxy Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        W. Neal Jordan, Chairman of the Board

May 1, 2001
Lexington, Kentucky

                                  FORM OF PROXY
           PROXY FOR ANNUAL MEETING OF JORDAN AMERICAN HOLDINGS, INC.
                         333 WEST VINE STREET, SUITE 206
                            LEXINGTON, KENTUCKY 40507
                                 (859) 254-2240

               SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
                         JORDAN AMERICAN HOLDINGS, INC.

THE UNDERSIGNED hereby appoint(s) A.J. Elko and Charles R. Clark, or either of them, with full power of substitution, to vote at the Annual Meeting of Shareholders of Jordan American Holdings, Inc. (the "Company"), to be held on May 22, 2001, at 10:00 A.M., Eastern Daylight Time, in the Company's offices at 333 West Vine Street, Suite 206, Lexington, Kentucky 40507, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):  ELECT DIRECTORS

               Class I:    Gerald L. ("Jerry") Bowyer
               Class III:  Charles R. Clark

( )  For All Nominees Listed Above            ( )  Withhold Authority to Vote
     (except as marked to the contrary below)      for All Nominees Listed Above
     ---------------------------------------------------------------------------
     (To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):  APPROVE COMPANY NAME CHANGE

( ) For                     ( ) Against                  ( ) Abstain

PROPOSAL (3):  RATIFY SELECTION OF INDEPENDENT AUDITOR

( ) For                     ( ) Against                  ( ) Abstain

PROPOSAL (4):  TRANSACT  SUCH OTHER  BUSINESS  AS MAY  PROPERLY  COME BEFORE THE
               MEETING

( ) In their discretion, the proxy-holders are           ( ) Withhold Authority
    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)


                                        Please sign, date and promptly return this Proxy in the enclosed envelope.


__________________________________      _______________________________
Signature                               Date

__________________________________      _______________________________
Signature                               Date